AEW GLOBAL FOCUSED REAL ESTATE FUND

Supplement dated August 20, 2020 to the Statement of Additional Information of the AEW Global Focused Real Estate Fund (the “Fund”) dated, June 1, 2020, as may be revised or supplemented from time to time.

Effective immediately, item (5) listed under the second paragraph in the section “Portfolio Holdings Information” is amended and restated as follows:

(5)

Disclosure to Natixis Investment Managers, LLC (“Natixis Investment Managers”), in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that Natixis Investment Managers agrees to maintain seed capital invested in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis Investment Managers and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

Effective immediately, the third paragraph in the section “Portfolio Holdings Information” is amended to include the following:

As of the date of this supplement, ICE Data Services receives information (daily disclosure of full portfolio holdings) pursuant to exception (6) above, for the purpose of liquidity classification of investments and facilitating reporting to Natixis Investment Managers as disclosed previously in this section,

NATIXIS FUNDS

Supplement dated August 20, 2020 to the Statement of Additional Information dated, June 1, 2020, as may be revised or supplemented from time to time, for the following Funds:

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®

Effective immediately, item (5) listed under the second paragraph in the section “Portfolio Holdings Information” is amended and restated as follows:

(5)

Disclosure to Natixis Investment Managers, LLC (“Natixis Investment Managers”), in order to satisfy certain reporting obligations to its parent company and for its own risk management purposes; provided that Natixis Investment Managers agrees to maintain seed capital invested in the Funds for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis Investment Managers and its parent utilize a third-party service provider, Aptimum Formation Développment (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

Effective immediately, the fourth paragraph in the section “Portfolio Holdings Information” is amended to include the following:

As of the date of this supplement, ICE Data Services receives information (daily disclosure of full portfolio holdings) pursuant to exception (6) above, for the purpose of liquidity classification of investments and facilitating reporting to Natixis Investment Managers as disclosed previously in this section;